Disclosure of material accounting policy information: Foreign currency translation and transactions policy (Policies)	12 Months Ended
Jan. 31, 2025
Policies
Foreign currency translation and transactions policy

Foreign currency translation and transactions

Translation of foreign currency transactions

Transactions in foreign currencies are translated using the exchange rate prevailing at the date of the transaction. At each reporting date, foreign currency denominated monetary assets and liabilities are translated at year-end exchange rates. Exchange differences arising from the transactions are recorded in profit or loss for the period, except for exchange differences relating to borrowings hedging net investments denominated in the consolidated subsidiaries’ currency. These differences are recognized in other comprehensive income as currency translation differences until the disposal of the net investment. Exchange differences arising from operating transactions are recorded in operating profit for the period; exchange differences related to financing transactions are recognized as finance costs or income, or in other comprehensive income.

Translation of foreign operations

The assets and liabilities of a foreign operation, including goodwill and fair value adjustments arising from the acquisition, are translated into Canadian dollars at year-end exchange rates. Income and expenses, and cash flows of a foreign operation are translated into Canadian dollars using average exchange rates. Differences resulting from translating foreign operations are reported as translation differences in equity. When a foreign operation is disposed of, the translation differences previously recognized in equity are reclassified to profit or loss.